                                                                   EXHIBIT 10.67

                                     SUMMARY

         Office and Switch Lease between STAR Telecommunications Deutschland GmbH ("STAR GmbH") and Rentax Gesellschaft Fur Grundbesitzan-Lagen GmbH, Gewerbehof Athen, 30519 Hannover, Germany, for property located at Alboinstrasse 36-42, 12103 Berlin, Germany. The lease term is for a minimum of 10 years beginning on April 1, 1999 and ending on April 1, 2009. STAR GmbH incurs rental charges of approximately 34,565 DM per month and approximately 6,318 DM per month in additional expenses. The leased property is approximately 6,719 square feet.

               DIENSTLEISTUNGS-SERVICE-UND-BUROFLACHEN-MIETVERTRAG

  Zwischen

                  GfW Gesellschaft fur Wohnbesitz mbH & Co. KG
                  Robert-Heuser-StraBe 15
                  50968 Koln

                  vertreten durch:

                  Rentax Gesellschaft fur Grundbesitzanlagen mbH
                  RosenstraBe 1 - 3
                  1O178 Berlin

                                              - im folgenden Vermieter genannt-

und              STAR Telecommunications Deutschland GmbHP.
                 VoltastraBe 1 a
                 60486 Frankfurt

                                                 - im folgenden Mieter genannt-

 wird folgender Mietvertag geschlossen:


                             SECTION 1 MIETERNUMMER

 Der Mieter erhalt fur diesen Vertrag die Mieternummer

                            --------------------

                            --------------------

                          wird spater bekannt gegeben

  Der Mieter wird gebeten, diese Mieternummer bei samtlichem Schriftverkehr und allen Zahlungen diesen Vertrag betreffend anzugeben.

                              SECTION 2 MIETOBJEKT

1. Der Mieter mietet ausschlieBlich zum Zwecke der Buro- und techniknutzung in der AlboinstraBe 36-42, die nachfolgend beschriebenen Gewerbeflachen:

      Linkes Vorderhaus EG
      Haupttrakt EG rechts
      Bauteil C

      Beschreibung der Flache einschl Nebenraumen (siehe Anlage 1)

      Die angemietete Gewerbeflache inkl. der Nebenraume wird im folgenden "Mietobjekt" genannt.

2.    Die FlachenaufmaBe werden anerkannt mit:

                      a)    Mietflache Buro                                     599m(2)
                      b)    Mietflache Techni                                 1.449 m(2)
                      c)    Stellpplatz (3 in der TG und 2                      5  Stck
                            auf dem Hof
                      d)    Betriebskostenflache                              2.048 m(2)
                      e)    Heizkostenflache                                    599 m(2)


      Die GrundriBzeichnung/der tageLageplan mit den gekennzeichneten Flachen ist Bestandteil dieses Mietvertrages (Anlage 1). Die GrundriBzeichnung/der Lageplan dient allein zur Festlegung der Lage des Mietobjektes, eventuell eingezeichnete Einrichtungsgegenstande, Trennwande, Turen, Fenster, sind nur Vorschlage des Architekten, der Vermieter ist nicht verpflichtet, die Raume so auszustatten.

      Beide Mietertragsparteien vereinbaren ein gemeinsames AufmaB auf der Grundlage der beigefugten Anlage 2 (Flachenberechnungsmethode) vor Bezug. Das Ergebnis des AufmaBes wird dann zur Grundlage der Mietzinsberechnung genommen.

3. Sonstige Gebaude- oder Grundstucksteile darf der Mieter nur nach vorheriger schriftlicher Zustimmung des Vermieters Benutzen.

                               SECTION 3 MIETZEIT

1. Das Mietverhaltnis beginnt am 01.04.1999 und lauft von da an auf die Dauer von 10 Jahren bis zum 31.03.2009.

2. Dem Mieter wird ein Optionsrecht von weiteren 5 Jahren nach Ablauf der Festmietzeit eingeraumt Der Mieter hat dieses Optionsrecht mittels eingeschriebenen Brief gegenuber dem Vermieter mit einer Frist von 12 Monaten vor Ablauf der usprunglichen Vertragszeit auszuuben.

3.    Eine stillschweigende Verlangerung des beendeten Mietverhaltnisses gemaB
      Section 568 BGB scheidet aus. Der Mieter verzichtet fur sich und seine Erben auf das auBerordentilche Kundi-gungsrecht gemaB Section 569 I BGB.

4. Dem Mieter ist bekannt, daB an dem Gesamtobjekt noch Um-bzw. Ausbauarbeiten stattfinden.

      Dem Vermieter wird bemuht sein, diese Arbeiten so durchzufuhren, daB die Belange des Mieters dabei moglichst wenig tangiert werden.

                   SECTION 4 AUBERORDENTLICHES KUNDIGUNGSRECHT

1. Der Vemieter kann das Mietverhaltnis ohne Einhaltung einer Kundigungsfrist mit sofortiger Wirkung kundigen.

      a) wenn der Mieter fur zwei aufeinanderfolgende Termine mit der Entrichtung des Mietzinses oder eines nicht unerheblichen Teils des Mietzinses in Verzug ist oder in einem Zeitraum, der sich uber meher als zwei Termine erstreckt, mit der Entrichtung des Mietzinses in der Hohe eines Betrages in Verzug gekommen ist, der den Mietzins fur zwei Monate erreicht;

      b) wenn der Mieter seinen Verpflichtungen aus diesem Vertrag gegenuber dem Venrmieter oder in Bezug auf die anderen Mieter des Hauses grob zuwider handelt und diese Zuwiderhandlungen trotz Abmahnung durch den Vermieter vorgesetzt werden;

      c) wenn der Mieter die fur seinen Gewerbebetrieb geltenden offentlich-rechtlichen Vor-schriften nicht einhalt oder behordlichen Auflagen/Anordnungen nicht folgt;

      d) wenn gegen den Mieter als Schuldner die Abgabe der eidesstatt lichen Versicherung uber sein Vermogen beantragt wird;

      e) wenn der Mieter die Versicherungsnachweise nicht innerhalb von 14 Tagen nach Auf-forderung nachweist

2.    Die Kundigung hat schriftlich zu erfolgen.

3. Kundigt der Vermieter das Mietverhaltnis fristlos so ist er berechtigt, vom Mieter Ersatz jeglichen Schadens, insbesondere Mietausfall bis zum Ablauf der vorhergesehenen Vertragszeit, der ihm durch die vorzeitig Auflosung des Mietverhaltnisses entsteht, zu verlangen. Die Zahlungen sind zuzuglich Mehrwertsteuer zu erbringen.

4. Falls ein Antrag auf Eroffnung eines Insolvenzverfahrens uber das Vermogen einer Partei gestellt wird, hat die andere Partei ein auBerordenliches Kundigungsrecht.

                               SECTION 5 MIETZINS

1. Der Mietzins setzt sich zusammen aus der Grundmiete, den Betriebs- und Verwaltungskosten jeweils zuzuglich der gultigen gesetzlichen Mehrwertsteuer

      (Bruttomeite). Der Mieter hat auf die Betriebskosten Vorauszahlungen zu erbringen. Unter Betriebskosten werden auch die Heizkosten verstanden, sofern nicht die Heizungskosten im Nachfolgenden gesondert behandelt werden. Die Verwaltungskosten werden als Pauschale bezhalt.

2. Der Mieter hat ab Vertragsbeginn folgende monatliche Leistungen zu erbringen:

                           PREIS/M(2)      FLACHE/M(2)       NETTOMIETE                z.ZT. 16% MwSt BRUTTOMIETE
Grundmiete
* Mietflache Buro          19,00 DM           599            11.381,00 DM               1.820,96 DM     13.201,96 DM
* Mietflache Technik       16,00 DM         1,449            23.184,00 DM               3.709,44 DM     26.893,44 DM
Stellplatze/Stuck          90,00 DM             5               450,00 DM                  72,00 DM        522,00 DM
Betriebskostenvorauszahlung:
                            2,00 DM         2,048             4.096,00 DM                 655,36 DM      4.751,36 DM
Heizkostenvorauszahlung:
                            2,00 DM           599             1.198,00 DM                 191,68 DM      1.389,68 DM
Verwaltungskostenpauschale:
                            0.50 DM         2.048             1.024,00 DM                 163,84 DM      1.187,84 DM
INSGESAMT                                                    41.333,00 DM               6.613,28 DM     47.946,28 DM


3. Index: Jeweils nach Ablauf eines Vertragsjahres andert sich die Grundmiete und die Verwaltungskostenpauschale insoweit, als sich der vom Statistischen Bundesamt ermittelte Preisindex fur die Lebenshaltung aller privaten Haushalte (Basis 1991=100) seit unterschrifticher Vollziehung dieses Vertrages bzw. der jeweiligen Neufestsetzung des Mietzinses verandert hat. Die Geltendmachung der Anderung ist nicht an eine Frist gebunden. Die erste Mietzinsanpassung findet im Jahr nach Vertragsbeginn (Section 3 Ziff.1) statt. Der Vermieter legt diesen Vertrag der zustandigen Landeszentralbank zu Genehmigung dieser Indexvereinbarung vor.

4. Sollte die Option gem. Section 3 Ziffer 2 ausgeubt werden so vereinbaren die Parteien, daB uber die Hohe der Grundmiete, Betriebskostenvorauszahlung und der Verwaltungspauschale neu verhandelt wird. Die Parteien verpflichten sich, im Falle der Ausubung der Option gleichzeitig in Vertragsverhandlungen hinsichtlich der Hohe der Grundmiete einzutreten.

         Kommt eine Einigung zwischen den Parteien nicht innerhalb von 3 Monaten nach Ausubung des Optionsrechtes zustande, so vereinbaren schon jetzt beide Parteien, daB jeder berechtigt ist, einen vereidigten Sachverstandigen einer Industrie- und Handelskammer zu benennen, der dann verbindlich berechtigt ist, einen angemessenen Grundmietzins/die angemessene Verwaltungs-kostenpauschale fur das erste Jahr der Option zu bestimmen, das als Grundlage fur die weiteren jahrlichen Zahlungen dient.

      Die Panrteien sind sich daruber einig, daB in diesem Falle die Grundmiete fur das erste Optionsjahr nicht niedriger sein darf als der Mietzins im zehnten Vertragsjahr. Dabei haben die Sachverstandigen insbesondere die Ausstattung, Lage und Funktionalitat der Raume sowie das Mietpreisniveau in Berlin zu berucksichtigen Kommen die beiden Sachverstandigen nicht zu einem einheitlichen Ergebnis, bestimmen die Sachverstandigen einen Obmann. Diese Entscheidung soll dann gelten Konnen die beiden Sachverstandigen sich nicht auf einen Obmann einigen, soll der Prasident der Industrie- und Handelskammer Berlin den Obmann ernennen.

                            SECTION 6 OBJEKTUBERGABE

Die Ubergabe des Mietobjektes erfolgt im besichtigten und bekannten Zustand.

AnlaBlich der Ubergabe wird ein schriftliches Ubergabeprotokoll erstellt. Eventuelle Mangel der Mietsache sind bei der Ubergabe der Mietraume zu protokollieren.

Festgestellte berech tigte Mangel sind unverzuglich zu beseitigen. Ein Kundigungsrecht ist diesbezuglich ausgeschlossen.

                       SECTION 7 FALLIGKEIT DER ZAHLUNGEN

1. Die monatliche Grundmiete zuzuglich Betriebs- und Verwaltungskosten sowie der Mehrwertsteuer mussen spatestens bis zum 03. Werktag eines jeden Monats im voraus bei dym Vermieter entweder in bar oder durch Gutschrift auf dessen Konto spesenfrei eingegangen sein. Die Bankverbindung des Vermieters lautet:

         Bankinstitut:              DePfa Bank Bau Bodenbank
         K()litontimmer:            43 83 11
         Bankltitrj hI:             100 104 24

2. Die erste Bruttomiete hat der Mieter vor Ubergabe des Mietobjektes zu zahlen. Nichtzahlung trotz Mahnung rechtfertigen den Vermiete, vorn Vertrag zurukzutreten.

3. Bei verspateter Zahlung ist der Vermieter berechtigt, Verzugszinsen in Hohe von 2% Zinsen uber dem jeweiligen Diskontsatz der Deutschen Bundesbank sowie Mahnkosten pro Mahnung in Hohe von DM 10,00 zu erheben. Aus standiger unpunktlicher Zahlung kann der Mieter keine Rechte herleiten.

4. Alle Zahlungen des Mieters werden in nachfolgender Reihenfolge verrechnet Kaution, sonstige Kosten aus dem Mietverhaltnis, Kosten etwaiger Rechtsverfolgung einschlieBlich Mahnkosten und ProzeBzinsen, Forderungen aus Betriebs und ggf. Heizkostenkostenabrechnungen, fallige Betriebs-/Heizkosten(voraus)zahlungen, Verwaltungskostenpauschale laufende Miete, ruckstandige Miete, sonstige Kosten Entgegenstehende Bestimmungen und Erklarungen des Mieters sind unverbindlich.

                SECTION 8 BETRIEBS-, HEIZ- UND VERWALTUNGSKOSTEN

1. Alle auf das in Section 2 genannte Mietobjekt entfallenden Betriebskosten gemaB der jeweils gultigen Fassung der Anlage 3 zu
         Section 27 II. Berechnungsverordnung gehen zu Lasten des Mieters. Die Anlage 3 zu Section 27 II Berechnungsverordnung in der derzeit gultigen Fassung ist diesem Vertrag beigefugt, sie ist Vertragsbestandteil (Anlage 3). Neu entstehende Betriebskosten, die das Mietobjekt oder das Gebaude, in dem das Mietobjekt liegt, betreffen, sind ab Entstehung dieser Kosten vom Mieter zu tragen. Soweit infolge der Benutzung durch den Mieter besondere, nur auf diesen Mieter zuruckzufuhrende Kosten entstehen, werden diese Kosten zusatzlich in voller Hohe auf den Mieter umgelegt.

2. Der Mieter verpflichtet sich, auf die Betriebs- und Heizkosten zusammen mit der Grundmiete monatliche Vorauszahlungen in Hohe von 1/12 des voraussichtlich auf ihn jahrlich entfallenden Anteils zu zahlen Vorbehaltlich der jahrlichen Abrechnung werden diese zunachst auf DM 2,00 je m(2) Betriebskostenflache und DM 2,00 je m(2) Heizkostenflache festgesetzt. Hinzu kommt die jeweils gultige Mehrwertsteuer Es ergibt sich folgende Vorauszahlung.

                                                                     NETTO                16%MWST       BRUTTO
Betreibskostenvorauszahlung              2,00 DM             2.048        4.096,00 DM        655~36CM        4 .751,36 DM
Heizkostenvorauszahlung                  2,00 DM               599        1.198,00 DM        131 68CM         1.389,68 DM

3. Ferner tragt der Mieter alle auf das in Section 2 genannte Mietobjekt enfallenden Verwaltungskosten.

         Die Parteien vereinbaren einen Veralwtungskostenpauschalbetrag von monatlich DM 0,56 je m(2) Mietflache zuzuglich der jeweils geltenden gesetzlichen Mehrwertsteuer

                                                 NETTOPAUSCHALE        16% MwSt                   BRUTTO
-------------------------------------------------------------------------------------------------------------------------
Verwaltungskostenpauschale                0,50 DM           2.048      1.024,00 DM          163.84 DM        1.187,84 DM


         Uber diesen Betrag ist nicht abzurechnen.

4. Die Betriebskostenvorauszahlung und ggf. die Heizkostenvorauszahlung konnen vom Vermieter je nach Hohe der tatsachlichen Kosten jederzeit angemessen herauf- und herabgesetzt werden. Neu entstehende Betriebskosten konnen ab Entstehung angesetzt werden.

5. Uber die Betriebs- und, Heizkosten wird kalenderjahrlich abgerechnet. Sollte sich aus der zu erstellenden Abrechnung eine vom Mieter zu leistende Nachzahlung ergeben, ist diese zu dem auf die Abrechnung folgenden 1. Mietzahlungstermin zu begleichen. Ein etwaiges Guthaben des Mieters wird zu dem gleichen Termin vom Vermieter erstattet. Soweit nach Verbrauch abgerechnet wird und die Ablesegerate einen Defekt erleiden, ist der Vermieter berechtigt, die Betriebs-/Heizkosten zu schatzen und entsprechend umzulegen. Diese Vereinbarung entbindet den Vermieter nicht, die defekten Ablesegerate kurzfristig instand setzen zu lassen.

6. Wird das Mietverhaltnis innerhalb eines Kalenderjahres gelost, so zahlt der Mieter die Betriebs- und Heizkosten in diesem Falle nur zeitanteilig fur die Dauer des Bestehens des Mietverhaltnisses, wobei der Anteil auf folgender Berechnungsgrundlage ermittelt wird:

     Jahresbetriebskosten X Anzahl der Monate Vertragsdauer im Kalenderjahr
     -----------------------------------------------------------------------
                                    12 Monate

Der Vermieter ist im Falle der Beendigung des Vertrages berechtigt, bis zum auf den Beendigungszeitpunkt folgenden nachsten Abrechnungszeitpunkt - zur Deckung etwaiger Betriebs- kostennachforderungen fur das laufende Abrechnungsjahr- einen Betrag in Hohe eines zweifachen monatlichen Betriebskostenvorschusses als Sicherheit von der Kaution oder einer sonstigen Sicherheit zuruckbehalte.n

                            SECTION 9 MIETSICHERHEIT

                                                   I

1. Der Mieter sichert die Anspruche des Vermieters aus diesem Vertrag unwiderruflich entweder durch Zahlung einer mit 2% verzinslichen Barkaution in Hohe von 3 Monatsgrundmieten zuzugglich Betriebskostenvorauszahlung, Verwaltungskosten jeweils gultiger gesetzlicher Mehrwertsteuer (143.838,84 D) an den Vermieter oder durch Hinterlegung einer selbstschuldnerischen, unwiiderruflichen, unbefristeten und unbedingten Bankburgschaft in gleicher Hohe bei dem Vermieter. Die Bank muB sich daruber hinaus verpflichten, auf erste Anforderung zu zahlen.

2.       Kaution oder Bankburgschaft sind wie folgt fallig:

         a) Betragt der Zeitraum zwischen unterschriftlicher Vollziehung des Mietvertrages und Mietvertragsbeginn (Section 2, Ziff. 1) weniger als sechs Monate sofort.

                  Betragt der Zeitraum zwischen unterschriftlicher Vollziehung des Mietvertrages und Mietvertragsbeginn (Section 2 Ziff. 1) mehr als sechs Monate, so ist die Sicherheit spatestens 6 Wochen vor Mietvertragsbeginn fallig.

3. Der Mieter hat keinen Anspruch auf Ubergabe des Mietobjektes vor Erbringung der Sicherheit. Die Miete ist trotzdem fallig.

4. Ruckzahlung oder Ruckgabe der Sicherheit erfolgen innerhalb von 6 Wochen nach Beendigung des Mietverhaltnisses und dessen ordnungsgemaBer Erfullung durch den

         Mieter Section 8 Ziff. 8 ist bei Vorliegen der Voraussetzung anzuwenden.

5. Die Burgschaft muB der jeweils geltenden Bruttomiete entsprechen. Die geltende Hohe wird gemaB Section 5 Ziffer 2,3 oder 4 des Vertrages ermittelt. Der mieter ist auf Anforderung verpflichtet, die Burgschaft zu erhohen, wenn die summe der Burgschaft unter drei erhohte Bruttomieten sind.

                    SECTION 10 UNTERVERMIETUNG /FIRMENWECHSEL

1. Eine entegeltliche oder unentgeltliche Untervermietung des ganzen oder eines Teiles des Mietobjeketes ist nur mit schriftlicher Zustimmung des Vermieters moglich. Der abgeschlossene Untermietvertrag ist dem Vermieter in Kopie zu ubergeben.

2.       Der Vermieter ist berechtigt, die ereilte Zustimmung zur
         Untervermietung jederzeit zu widerrufen. Der Widerruf der Zustimmung setzt voraus, daB dem Vermieter Grunde bekannt geworden sind, die ihn gemaB Section 549 BGB berechtigt haben wurden, die Zustimmung nicht zu erteilen.

3. Eine einmal erteilte Zustimmung zur Untervermietung verpflichtet den Vermieter nicht, spater bei einer vom Mieter erneut geplanten Untervermietung seine Zustimmung zu erteilen.

         Der Mieter ist verpflichtet, den Untermieter vertraglich dzu verpflichten, fur eine weitere Untervermietung durch den Untemieter die Zustimmung des Vermieters einzuholen.

4. Fur den Fall, daB das Mietverhaltnis zwischen Vermieter und Mieter endet und der Untermieter noch im Mietobjekt ist, tritt der Mieter bereits jetzt seine Mietzinsanapruche gegen den Untermieter in voller Hohe an den Vermieter ab. Daruber hinausgehende Nutzungsentschadigungs-oder Schadensersatzanspruche des Vermieters bleiben unberuhrt.

5. Bei unbefugter Untervermietung oder sonstiger Gebrauchsuberlassung des Mietobjektes oder von teilen des Mietobjektes an Dritte gilt folgendes:

         Der Vermieter kann verlangen, daB der Mieter das Untermietverhaltnis unverzuglich kundigt. Ist der Mieter hiermit mehr a;s sieben Tage in Verzug, ist der Vermieter unwiderruflich bevolmachtigt, das Untermieteverhaltnis im Namen des Mieters zu kundigen und alle Rechte aus der Kundugung im Namen des Mieters geltend zu machen, notfalls gerichtlich, und zwar auf Kosten des Mieters.

         Unabhangig davon ist der Vermieter zur fristlosen Kundigung des Hauptmietverhaltnisses berechtigt.

         Hat der Mieter unberechtigt untervermietet, tritt er bereits jetzt samtliche Mietzinsanspruche gegen den Untermieter ab. Diese stehen dem Vermieter neben der vom Mieter geschuldeten Miete in voller Hohe zu. Hat der Untermieter in Unkenntnis der Abtretung bereits an den Hauptmieter gezahlt, ist der Hauptmieter insoweit zur Herausgabe verpflichtet.

         Im Falle einer Untervermietung tritt der Mieter dem Vermieter schon jetzt die ihm gegen den Untermieter zuztehenden Forderungen nebst Pfandrecht - bis zur Hoe der Forderungen des Vermieters - sicherungshalber ab.

6. Bei Firmen gilt ein Wechsel des Inhabers bzw. Eines personlich haftenden Gesellschafters oder eine Anderung der Rechtsform als Uberlassung an Dritte, die der Zustimmung des Vermieters bedarf. Die Zustimmung darf nicht ohne sachlichen Grund versagt werden. Im Falle des Uberganges des Mietvertrages haftet der bisherige Mieter fur die bestehenden und kunftigen Forderungen neben dem Rechtsnachfolger als Gesamtsh=chuldner weiter. Im ubrigen gilt daz zur Untervermietung Ausgefuhrte. Solche Vorange sowie mogliche Anderungen bezuglich eventuell notwendiger offtenlich-rechtlicher Erlaubnis oder in anderen fur das Mietverhaltnis wichtigen Zusammenhangen hat der Mieter dem Vermieter unverzuglich schriftlich mitzuteilen und die erforderlichen Zustimmungen einzuholen.

7. Im Falle der VerauBerung des Betriebes durch den Mieter gilt die voraufgefuhrte Ziffer entsprechend.

8. Gestattet der Vermieter schriftlich die Untervermietung, so ist der Mieter verpflichet, bei der Abfassung des Untermietvertrages disen Untermietvertrag zeitlich der Dauer des Hauptmietvertrages anzupassen. Bei Beendigung des Hauptmietverhaltnisses ist das Untermietverhaltnis ebenfalls zeitgleich zu beenden.

                            SECTION 11 ZUTRITTSRECHT

Dem Vermieter oder dessen Vertreter steht jederzeit das recht zu, wahrend der ublichen Geschaftsstunden die vermieteten Raumlichkeiten zu besichtigen. Isr das Mietverhaltnis gekundigt oder will der Vermieter das Grundstuck verkaufen, darf ver Vermieter wahrend der ublichen Geschaftszeiten jederzeit das Mietobjekt mit Interessenten nace Vorankundigung betreten. Der Mieter hat dafur Vorkehrungen zu treffen, daB das Mietobjekt wahrend seiner/einer langeren Abwesenheit durch den Vermieter betreten werden kann.

    SECTION 12 ZUSTAND DES MIETOBJEKTES WAHREND BESTEHENDEN MIETVERHALTNISSES

                 I

1. Der Mieter wird alle Schonheitsreparaturen im Mietobjekt auf eigene Kosten fachgerecht durchfuhren oder durchfuhren lassen. Die Parteien sind sich daruber einig, daB diese Schonheitsreparaturen wegen der hohen Abnutzung im gewerblichen Bereich spatestens alle 3 Jahre insegesamt durchgefuhrt werden mussen, gegebenenfalls fruher, falls der Grad der Abnutzung die Durchfuhrung von Schonheitsreparaturen ganz oder teilweise unter Berucksichtigung des Geschaftszweiges des Mieters dies erfordert.

         Die Schonheitsreparaturen umfassen insbesondere samtliche Innenanstriche, das Tapezieren, Kalken oder Anstreichen von Wanden und Decken, das Anstreichen bzw. Lackieren von Heizkorpern, Heizrohren, sonstigen Versorgungsleitungen, der innenturen beidseitig, Fenster und AuBenturen jeweils von innen und auBen. Die vom Mieter in den Buroraumen verlegten Teppichboden werden von diesem in angemessenen Zeitraumen erneuert.

2. Die Mieter hat auf seine Kosten alle erforderlichen Wartungs- und PflegemaBnahmen bei Elektrogeraten und Heizstrangen innerhalb des Mietobjektes durchzufuhren. Die Wartung hat jahrlich durch einen Fachmann zu erfolgen und ist dem Vermieter auf Verlangen nachzuweisen. Fur Betriebsunterbrechungen aller Art und die darus enstehenden Schaden am Eigentum des Mieters durch die Nichteinhaltrung dieser Vorschriften haftet der Vermieter nicht.

3. Reparaturen im und am Mietobjekt und an den Glasscheiben gehn zu Lasten des Mieters.

         Daruber hinausgehende Reparaturen gehen zu Lasten des vermieters.

4.       Samtliche Arbeiten sind sach- und fachgerecht durchzufuhern.

         UnterlaBt der Mieter trotz Fristsetzung mit Ablehnungsandrohung die Durchfuhrung der notwendigen Schonheits- und Reparaturarbeiten, ist der Vermieter berechtigt, diese Arbeiten auf Kosten des Mieters durchfuhren zu lassen. Der Mieter ist verpflichtet, fur diesen Fall dem Vermieter einen KostenvorschuB in angemessener Hohe auf Anforderung zu zahlen. Weitergehende Rechte des Vermieters bleiben hiervon unberuhrt. Bei Gefahr in Verzug oder bei unbekanntem Aufenthalt des mieters bedarf as einer Fristsetzung mit Ablehnungsandrohung nicht.

5. Etwaige Anspruche gegen Dritte, die die Mietsache beschadigt haben, tritt der Vermieter an den Mieter ab, wenn diesser die Mietsache wieder in den vertragsgemaBen, gebrauchsfahigen Zustand versetzt hat.

                        SECTION 13 BAULICHE VERANDERUNGEN

1. Der Vermieter darf Ausbesserungen bauliche Veranderungen (einschlieBlich Einbauten) im Bereich des Mietobjektes, die zur Erhaltung und/oder Moderisierung des Grundstucks und/oder der Mietraume und/oder zur Abwendung drohendor Gefahren und/oder zur Beseitigung von Schaden notwendig werden, auch ohne Zustimmung des Mieters jederzeit vornehmen. Er ist weiterhin zu allen Anderungen des Mietobjektes befugt, wenn diese Anderungen auf behordlichen Auflagen und/oder Anweisungen beruhen. Diese Regelungen gelten sinngemaB fur ErschlieBungs- und AusbaumaBnahmen an Verkehrsflachen, Versorgungs- und Enstorgungsanlagen einschlieBlich der Hausanschlusse solcher Einrichtungen im und am Mietobjekt.

         Der Mieter hat hierzu die angemieteten Flachen zuganglich zu halten, die Ausfuhrung der Arbeiten darf von ihm nicht behindert oder verzogert werden. Der Vermieter ist gehalten, zwecks Durchfuhrung der Arbeiten eine zeitliche Abstimmung mit dem mieter zu suchen.

         Soweit der Mieter die Arbeiten dulden mub, kann er weder die Miete mindern, noch ein Zuruckbehaltungsrecht ausuben, noch Schadensersatz verlangen, es sei denn, der Vermieter hat Vorsatz oder grobe Fahrlassigkeit zu vertreten. Er darf die Arbeiten weder behindern noch verzogern, andernfalls haftet er fur die dadurch enstehenden Mehrkosten sowie fur etwaige weitere Schaden.

         Eine Mietminderung kann der Mieter nur dann verlangen, wenn es sich um Arbeiten handelt, die den Gebrauch der betreffenden Raume ganz ausschlieBen und erheblich beeintrachtigen und die Arbeiten langer als zwei Wochen andauren.

2. Bauliche Veranderungen der Mietsache durch den Mieter, insbesondere Um-und einbauten, Installationen, Vergitterung der Fenster, Herstellung und Veranderung von Feuerstatten etc. bedurfen der schriftlichen Zuztimmung des Vermieters. Die Kosten treffen allien den Mieter. Dieser ist auch allein verantwortlich dafur, daB die erforderlichen gesetzlichen Bestimmungen eingehalten werden. Der Mieter hat dem Vermieter einen schriftlichen Kostenvoranschlag sowie die Plane fur die geplanten UmbaumaBnahmen zur Genehmigung vorzulegen.

         Als bauliche Veranderungen gelten auch Veranderungen der vorhandenen Leitungsnetze fur alle Versorgungsleistungen.

3. Dem Mieter ist bekannt, daB der Vermieter etwa ab Beginn der Mietzeit folgende Arbeiten im Gesamtobjekt durchfuhrt:

         a)   Einbau von neuen Treppenhausern (auBerhalb des Mietbereiches)

         b)   Instandsetzung und Erneuerung der Haustechnik

         c)   Teilweise Sanierung der AuBenfassade

         d) Einbau von mieterspezifischen Wunschen in den daneben und daruber befindlichen Mieteinheiten

         Hieraus kann der mieter keine Anspruche geltend machen, wenn die Nutzung des Mietobjektes hiedurch nicht wesentlich beeintrachtigt wird.

                               SECTION 14 HAFTUNG

1a) Schadensersatzanspruche des Mieters wegen anfanglicher oder nachtraglicher Mangel der Mietsache sind ausgeschlossen, es sei denn, daB der Vermieter oder grobe Fahrlassig-keit zu vertreten hat. Auch im ubrigen haftet der Vermieter nur fur Vorsatz und grobe Fahrlassigkeit, einschlieBlich des Verhaltens seines Vertreters oder Erfullungsgehilfen. Hiervon unberuhrt bleiben Erfullungsanspruche des Mieters sowie sein gesetzliches Recht zur fristlosen Kundigung.

1b) Der Vermieter haftet nicht fur schaden, die dem Mieter an dem ihm gehorenden Waren und Einrichtungsgegenstanden durch Feuchtigkeitseinwirkung entstehen, gleich welcher Art, Herkunft und dauer und welchen umfangs die Feuchtigkeitseinwirkung ist; es sei denn, daB der Vermieter den Schaden vorsatzlich oder grobfahrlassig herbeigefuhrt hat. Im ubrigen ist die Haftung des Vermieters grundsatzlich auf die Hohe der Haftpflichtversicherungssumme begrenzt.

2a) Der mieter haftet dem Vermieter wegen Beschadigung der Mietraume und des Gebaudes/ sowie der zu den Mietraumen oder zu dem Gebaude gehorenden Einrichtungen und Anlagen, die durch ihn, die zu seinem Betrieb gehorenden Personen, Besucher, Kunden, Lieferanten sowie von ihm beauftragte Handwerker und ahnliche Personen vorsatzlich oder grobfahrlassig verursacht worden sind, soweit er dies zu vertreten hat.

         Leistet der Mieter dem Vermieter Schadensersatz, so ist dieser verpflichtet, dem Mieter seine etwaigen Anspruche gegen den Verrsacher des Schadens abzutreten.

2b) Der Mieter haftet Dritten gegenuber aus Beschadigungen, die sich aus seinem Gewerbe- betrieb, der eventuellen Installation von Geraten, Apparaturen oder Anlagen ergibt. Der Mieter stellt den Vermieter von allen Anspruchen Dritter frei, die gegen den Verimieter aus einer Verletzung dieser Verpflichtung erhoben werden konnten.

4. Vor der aufstellung von schweren Gegenstanden in den Mietraumen hat der Mieter sich zu vergewissern, daB die zulassige Belastrung des Bodens bzw. Der Stockwerkdecken nicht uber-schritten wird. Eine hierzu im Einzelfall erforderliche statische Berechnung hat er auf eigene Kosten erstellen zu lassen und dem Vermieter auf Verlangen vorzulegen.

                          SECTION 15 VERKEHRSSICHERHEIT

1. Der Mieter ubernimmt die Verkehrssicherungspflicht auf seine Kosten hinichtlich der von ihm eingebrachten Gegenstande, nicht nur im Bereich des Mietobjektes, sondern auch auf den Flachen, die von ihm zusatzlich zum Aufstellen von Waren, Werb etragern, - oder sonstigen zu seinem Betrieb gehorenden Einrichtungen genutzt werden. Der Mieter stelt dem Vermieter von allen anspruche frei, die gegen den Vermieter aus einer Verletzung der Verkehrssicherungspflicht erhoben werden.

                          SECTION 16 KONKURRENZKLAUSEL

Vertraglicher oder gesetzlicher Konkurrenzschutz ist ausgeschlossen. Er wird von dem Mieter weder gegenuber dem Vermieter noch gegenuber den ubrigen Mietern des Hauses in Anspruch genommen.

                 SECTION 17 ABFALLBESEITIGUNG / EMISSIONSSCHUTZ

1. Abfuhr von Leergut und Mull erfolgt nach MaBgabe der vom Vermieter erlassenen Anweisungen. Die Kosten dieser ausschlieBlich den Mieter betreffenden Mullabfuhr/Beseitigung des Leerguts gehen zu seinen Lasten. Soweit der Vermieter die Abfallbeseitigung fur alle Mieter durchfuhern laBt, werden die entstehenden Kosten im Rahme der Betriebskosten auf die Mieter umgelegt.

2. Sofern sich aus dem Geschaftsbetrieb des Vermieters besondere Anforerungen ergeben, tragt dieser fur die Abfallbeseitigung ergeben, tragt dieser fur die Einhaltung der Bestimmungen des Abfallbeseitigungsgesetze sorge. Soweit dieser Abfall nicht dazu geeignet ist, im Rahmen der von dem Verimieter zur Verfugung gestellten Mullbeseitigung entsorgt zu werden, ist der Mieter verpflichtet, dafur Sorge in tragen, daB dieser Abfall bestimmungsgemaB entsprcechend Jeweils den geltenden gesetzlichen Bestimmungen/behordlichen Verordnungen entsorgt wird und nicht in die zur allgemeinen Abfallbeseitigung vorhandenen Einrichtungen gelangt. Der Mieter stellt den Vermieter von allen gegen diesen gerichteten Anspruchen frei, er leistet Sicherheit, sofern der Vermieter in Anspruch genommen wird.

3. Auf dem Grundstuck, auf dem der Mieter das Mietobjekt anmietet, sind nur Anlagen zugeslassen, die keine erheblichen verfahrenstechnisch bedingten Ableitungen in form von Gasen, Dampfen, Stauben (RuBen), Aerosolen, Geruche und Larm besitzen . Zugelassen sind Anlagen, von denen nur larm in einer solchen Laustarke ausgeht, daB die in der TA-Larm festgelegten Lautstarkenwerte eingehlaten werden.

         Daruber hinaus sind Betriebe mit Enissionen, die sich nicht mit einer Wand-an-Wand-Anordung vereinbaren lassen, nicht zugelassen. Unabhangig davon kann der Vermieter auch daruber hinaus verlangen, daB der Mieter die nachbarrechtlichen Belange wahrt.

         Sollten im Geschaftsbetrieb des Mieters Emissionen verusacht werden, fur die es gesonderte gewerberechtliche oder sonstige gesetzlichen Auflagen gibt, ist der Mieter verpflichtet, die Auflagen einzuhalten.

                            SECTION 18 VERSICHERUNGEN

1. Der Mieter ist verpflichtet, in seinen Risikobereich fallende Verischerungsvertrage abzuschlieBen.

                          SECTION 19 VER- /ENTSSORGUNG

Die Vorhandenen Leitungsnetze fur Elektrizitat, gas, Wasser, Abwasser, durfen vom Mieter nur in dem Umfang in Anspruch genommen werden, daB keine Uberlastung der Netze eintritt. Anderungen der vorhandenen Leitungsnetze sind nur mit Zustimmung des Vermieters und/oder des Betreibers des, Leitungsnetzes zulassig. Eine Veranderung der Energieversorgung durch den Betreibe des Leitungsnetzes berechtigt den Mieter nicht zu Ersatzanspruchen gegnuber dem Vermiete. Fur die Elektroversorgung der Technikbereche stellt der Mieter vertragliche Direktbeziehungen zum Versorgungsunternehmen her. Dazo installiert der Mieter in der daufur Vorgesehenen Mietflache (Keller) seine dazu erforderliche Trafostation.

                   SECTION 20 BEENDIGUNG DES MIETVERHALTNISSES

1. Das Mietobjekt ist bei Beendigung der Mietzeit vollstandig geraumt, gereinigt und mit samtlichen Schlusseln, Codekarten etc. zuruckzugeben. Weiter schuldet der Mieter dem Vermieter die Herrichtung der ubernommenen Raumlichkeiten in dem zur Ubernahme des Mietobjekets vorhandenen Zustand. Samtliche Arbeiten sind sach- und fachgerecht durch Fachfirmen durchzufuhren.

2. Hat der Mieter ohne schriftliche Einverstandniserklarung des Vermieters bauliche Veranderungen vorgenomm, so muB er auf Verlangen des Vermieters den rsprunglichen Zustand der ihm uberlassenen Raumlichkeiten auf eigene Kosten wiederherstellen. Besteht der Vermieter nicht auf einen Ruckbau, so verzichtet der mieter gegnuber dem Vermieter bereits jetzt auf Erstattungsanspruche fur von ihm aufgewandte Kosten baulicher Veranderungen.

            SECTION 21 MINDERUNG, AUFRECHNUNG , ZURUCKBEHALTUNGSRECHT

1. Der Mieter kann gegenuber den Mietzinszahlungsanspruchen des Vermieters weder aufrechnen noch ein Zuruckbehaltungsrecht ausuben oder die Miete mindern. Hiervon ausgenommen sind Forderungen des Mieters wegen Schadenersatz fur Nichterfullung oder Aufwendungsersatz infolge eines anfanglichen oder nachtraglichen Mangels der Mietsache, den der Vermieter wegen Vorsatz oder grober Fahrlassigkeit zu vertreten hat. Mit unbestrittenen oder rechtskraftig festgestellten Forderungen dem Mietverhaltnis kann dcr Mieter aufrechnen bzw. ein Zuruckbehaltungsrecht ausuben.

2. Die Aufrechnung oder die Ausubung des Zuruckbehaltuunsrechts ist nur zulassig, wenn der Mieter sein Absicht dem Vermieter mindestens einen Monat vor Falligkeit der Miete schriftlich angezeigt hat. Die Aufrechnung darf 40% der monatlichen Grundmiete nicht ubersteige, sie hat daher gegebenenfalls in Teilbertragen zu erfolgen.

3. Eine Aufrechnung gegen Betriebs- und Verwaltungskosten oder eine Minderung der Betriebe- und Verwaltungskosten durch den Mieter ist unzulassig.

                       SECTION 22 BENUTZUNG DER MIETSACHE

1. Der Mieter darf die Mietsache in einem anderen als in Section 2 Ziff. 1 vorgesehenen Zweck nicht ohne eine vorherige schriftliche Zustimmung des Vermieters nutzen. Der Mieter ist verpflichtet, wahrend dee gesamten Mietzeit den Geschaftsbetrieb aufrecht zu erhalten.

2. Der Mieter ist verpflichtet, rechtzeitig vor VertragsabschluB auf eigene Kosten zu prufen, ob er den angestrebten Nutzungszweck in dem angemieteten Mietobjekt durchfuhren kann; es obliegt ihm, alle erforderlichen offentlich-rechtlichen Genehmigungen und Erlaubnisse einzuholen und wenn eforderlich - durch alle Instanzen zu erstreiten, Anzeigepflichten und behordliche Auflagen/Bedingungen zu erfullen. Der Mieter hat die Voraussetzungen fur den Betrieb des Gewerbes in der vertraglich vorgesehenen Nutzungsart selbst auf eigene Kosten zu schaffen und zu erhalten.

         Soltie die Konzession beziehungsweise Erlaubnis aus Grunden, die der Vermieter zu vertreten hat, nicht erteilt bzw. spater widerrufen werden, so wird dieser Vertrag mit der versagung/dem Widerruf unwirksam, ohne daB der Mieter hieraus Schadensersatzanspruche herleiten kann.

3. Andere Versagungsgrunde insbesondere alle Grunde die in dcr Sphare des Mieters liegen, beruhren die Wiiksamkeit des Vectrages nicht. Sie berechtigen den Vermieter auch ohne Verschulden des Mieters zur fristlosen Kundigung des Mietverhaltnisses. In diesem Fall ise der Mieter veipflichet, dem Vermieter den daraus entstandenen Schaden zu ersetzen.

4. Der Vermieter ubernimmt keine Gewahr fur die Erlaubnisfahigkeit des angemieteten Objektes fur den angestrbten Nutzungszweck.

5. Der Mieter darf den Mietzweck nur dergestalt verfolgen, daB weder offentlich-rechtliche noch privatrechtliche Belange Dritter beeintrachtigt werden.

6.       Grundsatzlich gelten folgende Nutzungseinschrankungen:

         a) Es durfen keinesfalls O1, sonstige Schmierstoffe oder andere, das Grundwasser verunreinigenden Flussigkeiten in das Erdreich gelangen.

         b) Wasch-, Wartungs- und Reparaturarbeiten durfen nur dann durchgefuhrt werden, wenn ordnungsemaBe Einrichtungen nach den gesetzlichen Vorschriften vorhanden sind ( z.B. Olabscheider)

         c) Eventuelle Kosten fur die mit den Buchstaben a und b zusammenhangenden MaBnahmen tragt der Mieter

7. Der Mieter hat jederzeit dafur zu sorgen, daB sich das Mietobjekt jederzeit in einem ordentlichen und sauberen Zustand befindet.

                          SECTION 23 WERBEEINRICHTUNGEN

1. Im Interesse einer auf den Gesamtcharakter des Gewerbezentrus abgestimmten Werbung bedarf die Anbringung und Ausgestaltung von Einrichtungen, die der Werbung oder der Ver- kaufsforderung dienen (z.B. Firmenschilder, Schaukasten, Verkaufsautomaten usw.) auBerhalb des Mietobjektes der vorherigen schriftlichen Zustimmung des Vermieters. Eine einmal erteilte Zustimmung kann aus wichtigen Grunden widerrufen werden. Bei

         Beedigung des Mietverhalnisses und bei Widerruf der Genehmigung ist der Mieter verpflichtet, anf seine Kosten den alten Zustand wiederherzustellen. Die gesetzlichen und stadtebaulichen Bestirmungen hat der Mieter zu beachten, die erforderlichen Genehmigungen sind vom Mieter einzuholen, die anfallenden Kosten gehen zu seinen Lasten.

2. Hat der Vermieter eine einheitliche Beschilderungsanlage bereitgestellt oder errichtet er wahrend der Laufzeit des Mietverhaltnisses eine solche, ist der Mieter verpflichtet, diese aus schlieBlich zu benutzen. Wird die Beschilderungsanlage wahrend der Laufzeit des Vertrages geandert, ist der Mieter verpflichtet, bei den erforderlchen Anderungen mitzuwirken. Die Kosten fur die Benutzung der Anlage hat der Mieter zu tragen.

3. Der Mieter ist verpflichtet, die Werbeeinrichtungen bei Beendigung des Mietverhaltnisses auf seine Kosten abzubauen und den ursprunglichen Zustand wieder herzustellen.

                          SECTION 24 PERSONENMEHRHEITEN

1. Mehrere Personen als Mieter, auch Ehegatten haften fur alle Verpflichtungen aus diesem Vertrag als Gesamtschuldner.

2. Tatsachen, die fur eine Person bei Personenmehrheit eine Verlangerung oder Verkurzung des Vertragsverhaltnisses herbeifuhren oder gegen ihn einen Schadenersatz- oder sonstigen Anspruch begrunden wurden, haben fur die anderen Personen die gleiche Wirkung.

3. Sind mehrere Personen Mieter oder Vermieter, so bevollmachtigen sie sich hiermit gegenseitig Willenserklarungen der anderen Vertragspartei mit Wirkung fur den anderen/die anderen entgegenzunehmen oder von ihrer Seite abzugebende Erklarungen, mit Wirkung fur alle, gegenuber der anderen Vertragspatei abzugeben. Fur die Wirksamkeit einer Erklarung der Vermieterseite oder der Mieterseite genugt es, wenn sie gegenuber einem der Mieter oder einem der Vermieter abgegeben wird.

4. Die Parteien vereinbaren unwiderruflich, daB Zustellanschrift fur alle Erklarungen der Vermieterin auch die angemieteten Gewerberaume beziehungsweise die hierfur vorgesehenen Briefkasten sein.

                   SECTION 25 UBERTRAGUNG DER VERMIETERRECHTE

Fur den fall, daB Vermieter das Mietvertragsverhaltnis wahrend der Vertragslaufzeit auf einen Dritten als Vermieter ubertragen will, erteilt der Mieter bereits jetzt dazu seine Zustimmung. Hierbei muB der Vermieter sicherstellen, daB bei Ubertragung des Mietverhaltnisses uber die Mietsicherheit abgerechnet wird. Die Mietsicherheit - soweit nicht verbraucht - ist dem Vertragsnachfolger zu ubergeben bzw. auf sonstge Weise mit ihm zu verrechnen. Sobald dies erfolgt ist, endet die Haftung des Vermieters in Bezug auf die Mietsicherheit. Etwaige

Anspruche des Mieters auf Entschadigung oder wegen Verwendungsersatz richten sich gegen den Erwerber.

                                    SECTION 26
                                    SONSTIGES

1. Der Mieter verpflichtet sich, die von dem Vermieter aufgestellte beziehungsweise noch aufzustellende Hausordnung zu beachten. Diese ist/wird Bestandteil des Vertrages. Gleiches gilt fur eine eventuell vom Vermieter aufgestellte Brandschutzordnung.

2. Vertraglichcr oder gesetzlicher Konkurrenzschutz ist ausgeschlossen. Er wird von dem Mieter weder gegenuber dem Vermieter noch gegenuber den ubrigen Mietern des Hauses in Anspruch genommen.

         Der Vermieter haftet auch nicht dafur, daB die Ausubung des vom Mieter beabsichtigten Vertragszweckes nicht gegen allgemeine
         Konkurrenzschutzbestimmungen verstoBt. Dies gilt auch, wenn die betroffenen Objekte samtliche Vermietungsobjekte des Vermieters sind.

3. Samtliche Zahlungen des Mieters einschlieBlich Zahlungen auf Schadensersatz und Nut-zungsentschadigung haben zuzuglich der jeweils geltenden Mehrwertsteuer in erfolgen.

                   SECTION 27 ERFULLUNGSORT UND GERICHTSSTAND

Erfullungsort und erichtsstand ist - soweit gesetzlich zulassig - Berlin.

                          SECTION 28 SCHLUBBESTIMMUNGEN

Sollten Bestimmungen dieses Vertrages unwirksam oder werden, oder sollte sich in diesem Vertrag eine Lucke herausstellen, so soll hierdruch die Gultigkeit der ubrigen Bestimmungen nicht beruhrt werden. Anstelle der unwirksamen Bestimmungen oder zur Ausfullung der Lucke soll eine angemessene Regeunng gelten, die soweit rechtlich moglich - dem am nachsten kommt, was die Vertragsparteien gewollt haben oder nach dem Sinn und Zweck dieses Vertrages gewollt hatten wenn sie den Punkt bedacht hatten.

Mundliche Nebenabreden zu diesem Vertrag sind nicht getroffen worden. Anderungen und Erganzungen zu diesem Vertrag bedfuren zu ihrer Wirksamkeit der Schrifiform.

Dieser Vertrag ist doppelt und gleichlautend ausgefertigt selbst gelesen, uberall genehmigt und eigenhandig unterschrieben. Beide Vertragsparteien haben eine Ausfertigung nebst Anlagen erhalten.

ANLAGEN:
--------
Anlage 1 - Zeichnung gemaB Section 2 Absaz 1
Anlage 2 - Flachenbergechnungsmethode
Anlage 3 - Anlage3 zu Section 27 II BVO
Anlage 4 - Vereinbarung zur Mietsache




            Berlin, den  05.02.99




----------------------                               -------------------------
Vermieter                                            Mieter
Rentax                                               STAR Telecommunications
Gesellaschaft fur Grundbesitzanlagen mbH             Deutschland GmbH
RosenstraBe 1-3 10178 Berlin                         60486 Frankfurt am Mian